Events Occurring After Reporting Date	12 Months Ended
Dec. 31, 2018
Events Occurring After Reporting Date [Abstract]
Events occurring after reporting date
39	Events occurring after reporting date

On 19 February 2019, the Company held an extraordinary general meeting with the stockholders of the Company to authorize the Board of Directors to effect a reverse split of ordinary shares, at an exchange ratio of 1:8 which will be effective from 11 March 2019, for its sole discretion to comply with Nasdaq requirements to maintain the listing of the Company's ordinary shares on the Nasdaq stock market.

The Company received a notice from the staff of the Listing Qualification Department of the Nasdaq Stock Market LLC ("Nasdaq") on 20 December 2018, indicating that the Company has not complied with the requirements on the Nasdaq Capital Market. The Company attended a hearing before the Nasdaq Hearings Panel on 24 January 2019 to appeal Nasdaq's decision. On 26 February 2019, the Company received an extension granted by the Nasdaq Hearings Panel for a period of 65 days to demonstrate compliance with all applicable requirements for initial listing on the Nasdaq Global Market on or before 29 March 2019. The Company further requested an extension from the Nasdaq Hearing Panel to extend the deadline to 19 April 2019, and the request was approved on 8 April 2019.

On 15 March 2019, the Company effected a 1-for-8 reverse stock split of its ordinary shares.